EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 3rd day of April, 2003.


                              /s/  David R. Crichton
                              ______________________
                              David R. Crichton

                                                       EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 1st day of April, 2003.


                              /s/  William R. Fenoglio
                              ________________________
                              William R. Fenoglio


                                                       EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 1st day of April, 2003.


                              /s/  Daniel B. Hogan
                              ____________________
                              Daniel B. Hogan


                                                       EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.


     Witness my signature as of the 3rd day of April, 2003.


                              /s/  Thomas L. King
                              ___________________
                              Thomas L. King



                                                       EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.
     Witness my signature as of the 1st day of April, 2003.


                              /s/  C. Kevin Landry
                              ____________________
                              C. Kevin Landry


                                                       EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.


     Witness my signature as of the 1st day of April, 2003.


                              /s/  H. Nicholas Muller, III
                              ____________________________
                              H. Nicholas Muller, III


                                                       EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 1st day of April, 2003.


                              /s/  Deborah A. Rosen
                              _____________________
                              Deborah A. Rosen


                                                       EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 1st day of April, 2003.


                              /s/  Edward J. Trainor
                              ______________________
                              Edward J. Trainor